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Exhibit 10.1

PPT VISION, INC.

RIGHTS CERTIFICATE FOR UNITS
Issued to Holders of Common Stock
(See Instructions on Reverse Side)

Rights are not Transferable and will Become Void Unless this Subscription Form is Properly Completed and Received by Wells Fargo Bank MN, N.A. as Agent No Later than 5:00 P.M., Minneapolis Time, on May 3, 2002.

Subscription Price:	$ per Unit (One Share of Common Stock and a Warrant to Purchase an Additional One-Half Share of Common Stock)

CHECK AND COMPLETE EITHER PART 1 OR PART 2

    PART 1A—TO EXERCISE RIGHTS: The undersigned hereby irrevocably subscribes for the number of Units indicated below upon the terms and conditions specified in the Prospectus, receipt of which is hereby acknowledged.

    Number of Units subscribed for            , at $.            per Unit = $

    PART 1B—TO EXERCISE OVERSUBSCRIPTION PRIVILEGE: The undersigned hereby irrevocably oversubscribes for the number of Units indicated below, upon the terms and conditions provided in the Prospectus (not to exceed one times the number of Units purchasable by exercise of the Shareholder's Rights in Part 1A).

    Number of Units oversubscribed for at $.            per Unit = $

    Total Amount Enclosed (#1A and 1B): $

    PART 2—TO EXERCISE 1,000 Unit Right: The undersigned hereby irrevocably subscribes for as few as 100 or as many as 1,000 Units, upon the terms and conditions provided in the Prospectus.

    Number of Units subscribed for            , at $.            per Unit = $

        Personal check, bank draft or money order payable to "Wells Fargo Bank MN, N.A." for the number of Units to be purchased must be enclosed

READ INSTRUCTIONS BEFORE SIGNING

Subscriber's Signature
Additional Signature (if jointly held)
☐ If you would be interested in purchasing any Units that remain after the Rights Offering is complete, please check here and provide your contact information on the reverse.

INSTRUCTIONS FOR EXERCISE OF RIGHTS CERTIFICATE

Exercise of Rights and Oversubscription Privilege

          1.  Determine the number of Rights you are entitled to purchase, indicated by the share total on the mailing label. For example, if your share total is 5,000 shares, you have Rights to purchase 5,000 Units.

          2.  Fill out Part 1A listing the number of Rights you wish to exercise. The number must be an even number.

          3.  If you exercise all your Rights, you have an Oversubscription Privilege to purchase additional Units up to one times the number of Rights you exercise, depending upon the availability of shares. For instance, if you own 5,000 shares and exercise your Rights in Part 1A by subscribing to 5,000 Units, you may subscribe to up to 5,000 additional Units in Part 1B, subject to availability. If you wish to exercise this Oversubscription Privilege, complete Part 1B. Again, the number of Units must be an even number.

          4.  To determine the total of payment to enclose, add the totals in Parts 1A and 1B.

Exercise of 1,000 Unit Right

          1.  As an alternative to exercising the Rights described above, the Company is giving each shareholder the right to purchase as few as 100 or as many as 1,000 units regardless to the number of shares held. To exercise your 1,000 Unit Right, complete Part 2 by choosing an even number of units you would like to purchase, between 100 and 1,000. If you exercise your 1,000 Unit Right, you cannot also exercise your Rights or Oversubscription Privilege.

Purchase of Remaining Units

        1.    If you have exercised all of your Rights authorized by this Offering, and would like to purchase additional Units should any be available at the close of this Offering, please provide the following contact information by which the Company may contact you if Units remain available OR e-mail the Company directly at ir@pptvision.com.

Name:			Phone Number:

Address:

	(street)	(city)	(state)	(zip code)

General

          1.  All shares and warrants will be issued only in the name of the person to whom the Rights are issued. To the extent that the shareholder is an Individual Retirement Account or other qualified plan, those Rights may be exercised by the beneficial owner of such plan in either a representative capacity on behalf of the plan, or personally in the beneficial owner's name. In all other instances, if you wish the shares or warrants to be issued in another name, you must first exercise your Rights by completing this Rights Certificate. After you receive your shares and warrants, you may request reissuance of the shares and warrants from the Company's Transfer Agent. If you are the beneficial owner of an IRA or other qualified plan and wish to exercise the Rights personally, please print your name here as you wish it to appear on the Stock and Warrant Certificates:

  Name:

          2.  Completed Rights Certificates should be sent to:

Wells Fargo Bank MN, N.A.
161 North Concord Exchange
South St. Paul, MN 55075
Attn: Corporate Actions, PPT Vision Rights Offering

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PPT VISION, INC. RIGHTS CERTIFICATE FOR UNITS Issued to Holders of Common Stock (See Instructions on Reverse Side)
INSTRUCTIONS FOR EXERCISE OF RIGHTS CERTIFICATE